Exhibit 99.1


                             JOINT FILING AGREEMENT

                  The undersigned, and each of them, do hereby agree and consent to the filing of a single statement on behalf of all of them on Schedule 13D and amendments thereto, in accordance with the provisions of Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended.



April 19, 1999              HMR RCN PARTNERS
     Date
                            By:    HM4 RCN QUALIFIED FUND, L.P., its
                                   Managing General Partner

                            By:    HICKS, MUSE GP PARTNERS IV, L.P., its
                                   General Partner

                            By:    HICKS, MUSE FUND IV LLC, its General
                                   Partner

                                   By: /s/ Michael D. Salim
                                       -----------------------------------------
                                       Michael D. Salim, Chief Financial and
                                       Administrative Officer


                            HM4 RCN QUALIFIED FUND, L.P.

                            By:    HICKS, MUSE GP PARTNERS IV, L.P.,
                                   its General Partner

                            By:    HICKS, MUSE FUND IV LLC,
                                   its General Partner

                                   By: /s/ Michael D. Salim
                                       -----------------------------------------
                                       Michael D. Salim,
                                       Chief Financial and Administrative
                                         Officer

                            HM4 RCN PRIVATE FUND, L.P.

                            By:    HICKS, MUSE GP PARTNERS IV, L.P.,
                                   its General Partner

                            By:    HICKS, MUSE FUND IV LLC,
                                   its General Partner

                                   By: /s/ Michael D. Salim
                                       -----------------------------------------
                                       Michael D. Salim,
                                       Chief Financial and Administrative
                                         Officer


                            HM4 RCN COINVESTORS, L.P.

                            By:    HICKS, MUSE GP PARTNERS IV, L.P.,
                                   its General Partner

                            By:    HICKS, MUSE FUND IV LLC,
                                   its General Partner

                                   By: /s/ Michael D. Salim
                                       -----------------------------------------
                                       Michael D. Salim,
                                       Chief Financial and Administrative
                                         Officer


                            HICKS, MUSE GP PARTNERS IV, L.P.

                            By:    HICKS, MUSE FUND IV LLC,
                                   its General Partner

                                   By: /s/ Michael D. Salim
                                       -----------------------------------------
                                       Michael D. Salim,
                                       Chief Financial and Administrative
                                         Officer

                                   HICKS, MUSE FUND IV LLC

                                   By: /s/ Michael D. Salim
                                       -----------------------------------------
                                       Michael D. Salim,
                                       Chief Financial and Administrative
                                         Officer


                                                          *
                                       -----------------------------------------
                                       Thomas O. Hicks


                                       * By: /s/ Michael D. Salim
                                             -----------------------------------
                                             Michael D. Salim,
                                             Attorney-in-Fact